UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549

                          FORM 8-K/A - AMENDMENT NO. 2


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  April 23, 1999

                                 EMARKETPLACE, INC.
             (Exact name of registrant as specified in its charter)


                    Delaware                           0-14731
                 (State or other                   (IRS Employer
                 jurisdiction of                Identification No.)
                   Formation)

                        Commission File number 33-0558415


   255 West Julian Street, Suite 100, San Jose, CA              95110
   (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code (408) 295-6500


             -------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 7.   Financial Statements, Pro Forma Information and Exhibits

(a) Financial statements of TechStore, LLC; business acquired. See pages F-1 through F-9 below.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.




                                          EMARKETPLACE, INC.



                                          By:   /s/ Robert M. Wallace

                                          Name:   Robert M. Wallace

                                          Title:    Chairman of the Board

Dated:  December 27, 1999

                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS


            We consent to the incorporation by reference in the Form 8K/A of eMarketplace, Inc. of our report dated October 22, 1999, on our audit of the financial statements of TechStore, LLC.







                                          MOORE STEPHENS, P.C.
                                         Certified Public Accountants.


Cranford, New Jersey
December 27, 1999

Item 7.
                         REPORT OF INDEPENDENT AUDITORS

To the Members of
  TechStore, LLC



            We have audited the accompanying balance sheets of TechStore, LLC as of December 31, 1998 and 1997, and the related statements of operations, changes in members' [deficit], and cash flows for the year and two month period then ended, respectively. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TechStore, LLC as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the year and two month period then ended, respectively, in conformity with generally accepted accounting principles.







                                      MOORE STEPHENS, P. C.
                                     Certified Public Accountants.


Cranford, New Jersey
October 22, 1999

TECHSTORE, L.L.C.
------------------------------------------------------------------------------


BALANCE SHEETS
------------------------------------------------------------------------------



                                                            December 31,
                                                         1 9 9 8      1 9 9 7
Assets:
Current Assets:
  Cash                                                $  116,139   $    20,462
  Accounts Receivable - Net                               63,014        12,044
  Prepaid Expenses                                         4,660            --
                                                      ----------   -----------

  Total Current Assets                                   183,813        32,506

Furniture and Equipment - Net                             36,923         5,977

Deposits                                                 107,365            --
                                                      ----------   -----------

  Total Assets                                        $  328,101   $    38,483
                                                      ==========   ===========

Liabilities and Members' Deficit:
Current Liabilities:
  Accounts Payable                                    $  263,276   $    33,805
  Accrued Liabilities                                     55,475           261
  Notes Payable to Member                                 45,000         9,177
  Capital Lease Obligation - Current                       4,120            --
                                                      ----------   -----------

  Total Current Liabilities                              367,871        43,243

Capital Lease Obligation - Non-Current                     7,210            --
                                                      ----------   -----------

  Total Liabilities                                      375,081        43,243
                                                      ----------   -----------

Members' Deficit:
  Members' Capital Contributions                           7,200         7,200

  Accumulated Deficit                                    (54,180)      (11,960)
                                                      ----------   -----------

  Total Members' Deficit                                 (46,980)       (4,760)
                                                      ----------   -----------

  Total Liabilities and Members' Deficit              $  328,101   $    38,483
                                                      ==========   ===========



The Accompanying Notes are an Integral Part of These Financial Statements.

TECHSTORE, L.L.C.
------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------


                                                            For the Period from
                                                              November 1, 1997
                                                    Year ended [Inception] to
                                                   December 31, December 31,
                                                      1 9 9 8      1 9 9 7
                                                      -------      -------

Net Revenues                                        $6,341,161    $   36,178

Cost of Revenues                                     5,976,157        33,271
                                                    ----------    ----------

  Gross Margin                                         365,004         2,907
                                                    ----------    ----------

Operating Expenses:
  Sales and Marketing                                  256,407         3,206
  Research and Development                              79,928         8,499
  General and Administrative                            64,780         3,162
                                                    ----------    ----------

  Total Operating Expenses                             401,115        14,867
                                                    ----------    ----------

  Loss from Operations                                 (36,111)      (11,960)

Other Income                                             1,606            --

Interest Expense - Net                                  (7,715)           --
                                                    ----------    ----------

  Net Loss                                          $  (42,220)   $  (11,960)
                                                    ==========    ==========




The Accompanying Notes are an Integral Part of These Financial Statements.

TECHSTORE, L.L.C.
------------------------------------------------------------------------------


STATEMENT OF CHANGES IN MEMBERS' DEFICIT
------------------------------------------------------------------------------


                                                                       Total
                                       Bejan    Derek      Mosen     Members'
                                     Aminifard  Wall     Aminifard    Deficit

Balance - November 1, 1997         $      --  $      --  $     --   $       --

  Capital Contribution                 7,200         --        --        7,200

  Net Loss                           (11,960)        --        --      (11,960)
                                   ---------  ---------  --------   ----------

Balance - December 31, 1997           (4,760)        --        --       (4,760)

  Net Loss                           (29,554)    (6,333)   (6,333)     (42,220)
                                   ---------  ---------  --------   ----------

Balance - December 31, 1998        $ (34,314) $  (6,333) $ (6,333)  $  (46,980)
                                   =========  =========  ========   ==========




The Accompanying Notes are an Integral Part of These Financial Statements.

TECHSTORE, L.L.C.
------------------------------------------------------------------------------


STATEMENTS OF CASH FLOWS
------------------------------------------------------------------------------


                                                            For the Period from
                                                              November 1, 1997
                                                    Year ended [Inception] to
                                                   December 31, December 31,
                                                      1 9 9 8      1 9 9 7
                                                      -------      -------


Operating Activities:
  Net Loss                                          $  (42,220)   $  (11,960)
  Adjustments to Reconcile Net Loss to Net Cash
   [Used for] Provided by Operating Activities:
   Depreciation                                          6,664           756

  Changes in Assets and Liabilities:
   Accounts Receivable                                 (50,970)      (12,044)
   Prepaid Expenses and Deposits                      (112,025)           --
   Accounts Payable                                    229,471        42,982
   Accrued Liabilities                                  46,037           261
                                                    ----------    ----------

  Net Cash - Operating Activities                       76,957        19,995
                                                    ----------    ----------

Investing Activities:
  Additions to Furniture and Equipment                 (25,250)       (6,733)
                                                    ----------    ----------

Financing Activities:
  Proceeds from Notes Payable to Member                255,000            --
  Repayments of Notes Payable to Member               (210,000)           --
  Repayments of Capital Lease Obligations               (1,030)           --
  Capital Contribution                                      --         7,200
                                                    ----------    ----------

  Net Cash - Financing Activities                       43,970         7,200
                                                    ----------    ----------

  Net Increase in Cash                                  95,677        20,462

Cash - Beginning of Periods                             20,462            --
                                                    ----------    ----------

  Cash - End of Periods                             $  116,139    $   20,462
                                                    ==========    ==========

Supplemental Disclosures of Cash Flow Information:
  Cash Paid for Interest                            $    7,900    $       --

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
  Acquisition of Equipment under
   Capital Lease                                    $   12,360    $       --

The Accompanying Notes are an Integral Part of These Financial Statements.

TECHSTORE, L.L.C.
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------


[1] The Company

TechStore, L.L.C. [the "Company"], an online retailer of computer hardware and software, was formed in March 1998 by three members, including Mr. Bejan Aminifard, the sole proprietor of TechStore, the Company's predecessor which was formed in November 1997. Mr. Aminifard contributed his business to the Company in March 1998, in exchange for a 70% ownership interest. As a result, Mr. Aminifard is the managing member of the Company. The 1998 statement of operations reflects the results of operations of both the Company and its predecessor. The Company was acquired by E-Taxi in April 1999 [See Note 8B].

The  Company  has  devoted a  substantial  effort  to  developing  its  website.
Accordingly, the Company has incurred losses from operations and negative working capital since inception. The Company is striving to achieve profitable operations by gaining market acceptance of its products. The Company is also actively seeking to raise additional capital. However, there can be no assurance that the Company's efforts to achieve profitable operations or raise additional capital will be successful.

The Company is subject to all of the risks inherent in an early stage business in the technology and Internet industries. The risks include but are not limited to limited operating history, limited management resources, reliance on relationships with merchandise vendors, dependence on the Internet and related security risks and the changing nature of the Internet industry.

[2] Summary of Significant Accounting Policies

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ form those estimates.

Cash and Cash Equivalents - The Company considers all highly liquid instruments with a maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents at December 31, 1998 or 1997.

Furniture and Equipment - Furniture and equipment, including furniture and equipment under capital leases, are recorded at cost and depreciated using the straight-line method over their useful lives, which is generally three to five years. Maintenance and repairs are charged to expense as incurred, and improvements and betterments are capitalized. When assets are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in operations in the period realized.

Revenue Recognition - Upon sale of an item, the Company takes title to the merchandise, charges the customer's credit card and arranges for a third party to complete delivery to the customer. The Company obtains merchandise from a vendor who retains physical possession of the merchandise. The Company is not obligated to take title to the merchandise unless it successfully sells the merchandise. Subsequently, the Company pays the vendor any amount due for the purchase of the related merchandise. The Company records the full sales amount as revenue upon verification of credit card authorization and shipment of the merchandise. The Company is at risk of loss for collecting all of the sales proceeds, delivery of the merchandise and returns from customers. In instances where credit card authorization has been received but the merchandise has not been shipped, the Company defers revenue recognition until the merchandise is shipped.

The Company allows customers to return products, in certain circumstances. Accordingly, the Company provides for allowances for estimated future returns at the time of shipment based on historical experience.

Advertising Costs - Advertising costs are expensed when incurred. Advertising costs amounted to $71,872 and $625 for the years ended December 31, 1998 and 1997, respectively.

TECHSTORE, L.L.C.
NOTES TO FINANCIAL STATEMENTS, Sheet #2
------------------------------------------------------------------------------


[2] Summary of Significant Accounting Policies [Continued]

Research and Development Costs - The costs of website development are expensed as incurred as research and development costs.

Income Taxes - No provision for income taxes is made in these financial statements as the Company intends to elect partnership tax status under Section 754 of the Internal Revenue Code. The members are responsible for reporting to taxing authorities their respective share of the Company's income, loss, deductions and credits.

[3] Operating Agreement

The Company's operating agreement commenced on October 1, 1998. The liability of any Member for the losses, debts, liabilities and obligations of the Limited Liability Company shall be limited to paying: the capital contribution of such Member when due under this Agreement; such Member's share of any undistributed assets of the Limited Liability Company and (only if and to the extent at any time required by applicable law) any amounts previously distributed to such Member by the Limited Liability Company.

[4] Concentrations of Credit Risk

The Company maintains its cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 1998, the Company had no uninsured cash balances.

The Company purchases merchandise from one vendor. Purchases from this vendor during fiscal 1998 and 1997 amounted to $5,864,974 and $22,756, or 97% and 92% of cost of revenue, respectively. This vendor also accounted for 81% of the accounts payable balance as of December 31, 1998 and -0-% as of December 31, 1997. The Company is entirely dependent on this supplier for order fulfillment and for shipping merchandise directly to customers. Management believes that there is no business vulnerability regarding this concentration of purchases as the goods are available from other sources. However, there can be no assurance that such a distributor could provide the fulfillment, service and pricing currently offered by its current supplier.

The Company performs credit evaluations of its potential customers at the time of order placement.

[5] Furniture and Equipment

Furniture and equipment consisted of the following:
                                                     December 31,
                                                  1 9 9 8   1 9 9 7

Office Equipment                                $  27,162  $   6,733
Office Equipment Under Capital Lease               12,360         --
Office Furniture                                    4,820         --
                                                ---------  ---------

Totals - At Cost                                   44,342      6,733
                                                ---------  ---------

Accumulated Depreciation                           (6,389)      (756)
Accumulated Deprecation of Office Equipment
  Under Capital Lease                              (1,030)        --
                                                ---------  ---------

  Total Accumulated Depreciation                   (7,419)      (756)
                                                ---------  ---------

  Furniture and Equipment - Net                 $  36,923  $   5,977
                                                =========  =========

Depreciation expenses was $6,664 and $756 for 1998 and 1997, respectively.

TECHSTORE, L.L.C.
NOTES TO FINANCIAL STATEMENTS, Sheet #3
------------------------------------------------------------------------------




[6] Leases

The Company leases office equipment and vehicles under capital and operating leases.

The Company's lease obligations as of December 31, 1998, under capital leases and operating leases having an initial or remaining term of more than one year, are as follows:

                                                      Capital   Operating
Year ending                                            Lease     Leases
December 31,
  1999                                             $   5,353   $  12,000
  2000                                                 5,353      12,000
  2001                                                 4,015       6,500
                                                   ---------   ---------

  Total Minimum Lease Payments                        14,721   $  30,500
                                                               =========

Lease Amount Representing Interest                    (3,391)

Present Value of Minimum Lease Payments               11,330
Less Current Portion                                   4,120

  Obligation Under Capital Leases - Long-Term      $   7,210
  -------------------------------------------      =========

Total rent expense under all non-related party operating leases for the year ended December 31, 1998 was $4,597.

There were no lease obligations as of December 31, 1997.

[7] Related Party Transactions

On May 1, 1998, the Company issued a one year promissory note to a member in exchange for $100,000 in cash. The note bears interest at a rate of 8.28% per annum. Subsequent to May 1, 1998, the Company made additional borrowings from the same member totaling $155,000. The Company repaid $210,000 of the outstanding borrowings as of December 31, 1998. The Company paid a total of $3,921 in interest under the above borrowings for the year ended December 31, 1998.

During fiscal 1998, the Company paid $20,482 and $64,086 to two members, respectively, in consideration for management services provided to the Company. During fiscal 1997, these fees totaled $-0- and $5,890.

On April 1, 1998, the Company entered into a month to month rental agreement with a member for office space. Rental expense amounted to $7,221 and $-0- in the fiscal years ended December 31, 1998 and 1997, respectively.

TECHSTORE, L.L.C.
NOTES TO FINANCIAL STATEMENTS, Sheet #4
------------------------------------------------------------------------------


[8] Subsequent Events

[A] In March 1999, the Company sold a 25% ownership interest to a new member in exchange for $400,000 in cash.

[B] On March 31, 1999, the members of the Company entered into a contribution and exchange agreement with E-Taxi, Inc. ["E-Taxi"] pursuant to which the members contributed their ownership interests in the Company to E-Taxi in exchange for shares of common and preferred stock of E-Taxi.

In April 1999, E-Taxi acquired TechStore, in a business combination accounted for using the purchase method of accounting. The purchase price consisted of stock valued at $1,492,000 and cash of $66,667.

[C] On March 31, 1999, two members of the Company entered into employment agreements with E-Taxi for a term of five years. In connection with these employment agreements, E-Taxi also granted each of the two members a restricted stock award which is earned upon the achievement of certain performance objectives.

[D] In January 1999, the Company issued a four-month promissory note to a member for $100,000 in cash. The note bears interest at a rate of 8.28% per annum.



                  .   .   .   .   .   .   .   .   .   .   .   .